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                                                                January 8, 1999
                          DOMINI SOCIAL EQUITY FUND
                           SUPPLEMENT TO PROSPECTUS
                           DATED NOVEMBER 27, 1998

     THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS.

                   UGMA MINIMUM INITIAL INVESTMENT LOWERED

     The Fund has temporarily lowered the initial investment required to open a Uniform Gifts to Minors Act (UGMA) account to $250 (Uniform Transfers to Minors Act, or UTMA, in some states). THIS NEW MINIMUM INITIAL AMOUNT IS EFFECTIVE UNTIL MARCH 31, 1999. After March 31, 1999, the minimum for UGMA/UTMA accounts will be $1,000, or $500 for automatic investment plans. For more information about opening a UGMA/UTMA account, call 1-800-762-6814.